PROS Holdings, Inc. Announces Virtual Investor Q&A Session and Reaffirms Second Quarter 2025 Guidance
HOUSTON, June 13, 2025 – PROS Holdings, Inc. (NYSE: PRO) (“the Company”), a leading provider of AI-powered SaaS pricing and selling solutions, announced that management will host a virtual Q&A session for investors today, Friday, June 13, 2025 at 3:30 p.m. CT and reaffirms its previously stated financial outlook for the second quarter 2025.
The virtual Q&A session will include Jeff Cotten, President & CEO, Stefan Schulz, CFO, and Belinda Overdeput, Head of Investor Relations. The live webcast and archive of the session will be available on the Investor Relations section of our website.

About PROS
PROS Holdings, Inc. (NYSE: PRO) helps the world’s leading companies outperform across the top and bottom line. Leveraging leadership in revenue and pricing science, the PROS Platform combines predictive AI, real-time analytics and powerful automation to dynamically match offer to buyer and price to product, accelerating revenue growth and maximizing profit. With solutions spanning pricing, revenue management, offer marketing and CPQ, PROS helps businesses optimize transactions across every channel. Learn more at pros.com.

Forward-looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our financial outlook; expectations; guidance; ability to achieve future growth and profitability goals; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; subscription ARR; non-GAAP earnings (loss) per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (b) the macroeconomic environment and geopolitical uncertainty and events, (c) increasing business from customers, maintaining subscription renewal rates and capturing customer IT spend, (d) managing our growth and profit objectives effectively, (e) disruptions from our third party data center, software, data, and other unrelated service providers, (f) implementing our solutions, (g) cloud operations, (h) intellectual property and third-party software, (i) acquiring and integrating businesses and/or technologies, (j) catastrophic events, (k) operating globally, including economic and commercial disruptions, (l) potential downturns in sales and lengthy sales cycles, (m) software innovation, (n) competition, (o) market acceptance of our software innovations, (p) maintaining our corporate culture, (q) personnel risks including loss of any key employees and competition for talent, (r) expanding and training our direct and indirect sales force, (s) evolving data privacy, cyber security, data localization and AI laws, (t) the rapid adoption, evolution, and understanding of AI, (u) our debt repayment obligations, (v) the timing of revenue recognition and cash flow from operations, and (w) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Investor Contact: PROS Investor Relations
Belinda Overdeput 713-335-5879
ir@pros.com

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